QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.38

AMENDMENT NO. 4 TO THE SEVENTH AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

        This AMENDMENT NO. 4 TO THE SEVENTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (together with all exhibits and schedules attached hereto, this "Amendment") is entered into this 15th day of March, 2004 by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party thereto (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), THE CIT GROUP/BUSINESS CREDIT, INC., individually as a Lender and as Co-Administrative Agent, the other financial institutions party thereto as Lenders, RESTORATION HARDWARE, INC., a Delaware corporation ("Lead Borrower") and THE MICHAELS FURNITURE COMPANY, INC., a California corporation ("Michaels," together with the Lead Borrower, the "Borrowers") (each, an "Amendment Party" and, collectively, the "Amendment Parties"), and is made with reference to the following facts:

RECITALS

        A.    WHEREAS, Borrowers, the Agent, the Co-Administrative Agent and the Lenders (each a "Party" and, collectively, the "Parties") have previously entered into that certain Seventh Amended and Restated Loan and Security Agreement dated as of November 26, 2002, as amended by a First Amendment dated as of April 28, 2003, an Amendment No. 2 dated as of September 12, 2003, and as further amended by an Amendment No. 3 dated as of November 18, 2003 (as amended, modified or supplemented from time to time, the "Loan Agreement") and various agreements and instruments collateral thereto (collectively with the Loan Agreement, the "Loan Documents"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Documents.

        B.    WHEREAS, the Amendment Parties desire to amend the Loan Agreement on the terms and subject to the conditions of this Amendment.

        NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amendment Parties agree as follows:

ARTICLE I
AMENDMENTS TO LOAN AGREEMENT

        1.1   Section 8.1.7 of the Loan Agreement is hereby amended by deleting Section 8.1.7 in its entirety and inserting the following in lieu thereof:

          "8.1.7    Projections.    No later than 30 days after the end of each fiscal year of Lead Borrower, deliver to Agent consolidated Projections of Lead Borrower and its Subsidiaries for the forthcoming fiscal year, month by month, and consolidated annual Projections of Lead Borrower and its Subsidiaries for the fiscal year thereafter."

        1.2   Section 8 of the Loan Agreement is hereby amended by adding the following section after 8.1.10:

          "8.1.11    NewRoads Subordination.    By or on May 1, 2004, Lead Borrower shall use commercially reasonable efforts to enter into a binding subordination agreement with NewRoads, Inc., in form and scope acceptable to the Agent and its counsel."

        1.3   Exhibit 8.2.5 of the Loan Agreement is hereby supplemented by inserting the lien described on Exhibit A attached hereto at the end of Exhibit 8.2.5.

ARTICLE II
CONDITIONS PRECEDENT

        This Amendment shall become effective upon execution and delivery to the Agent of counterparts hereof by the Borrowers, the Lenders, the Agent and the Co-Administrative Agent.

ARTICLE III
MISCELLANEOUS

        3.1   Each of the Borrowers reaffirms and restates the representations and warranties set forth in Section 7 of the Loan Agreement, as amended by this Amendment (the "Amended Agreement"), and, after giving effect to the transactions contemplated herein, all such representations and warranties shall be true and correct in all material respects on and as of the date hereof (except insofar as such representations and warranties expressly relate to an earlier date).

        3.2   Each of the Borrowers warrants and represents (which warranty and representation shall survive the execution and delivery hereof) that:

          (a)   It has the corporate power and authority to execute and deliver this Amendment, and to carry out the terms and provisions of this Amendment and the Amended Agreement and the transactions contemplated hereby and thereby, and has taken or caused to be taken all necessary corporate action to authorize the execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement and the transactions contemplated hereby and thereby;

          (b)   No consent of any other person (including, without limitation, its shareholders or creditors), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement;

          (c)   The execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation; and

          (d)   This Amendment has been duly executed and delivered by a duly authorized officer, and this Amendment and the Amended Agreement constitute a legal, valid and binding obligation of it, enforceable in accordance with their terms, subject to laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity.

        3.3   The Loan Documents, subject to the foregoing terms and conditions provided by this Amendment, constitute the complete agreement of the Parties with respect to the subject matters referred to herein and supersede all prior or contemporaneous negotiations, promises, agreements, or representations, all of which have become merged and finally integrated into the Loan Documents and this Amendment. No agreements or undertakings varying, modifying, amending, extending, discharging or terminating the same shall be binding upon any Party unless in writing signed by a duly authorized official or agent thereof. No waiver by any Party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

        3.4   Each Borrower agrees to pay, on demand, all attorneys' fees and costs incurred in connection with the negotiation, documentation, and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any Party in connection with its interpretation or enforcement, the prevailing Party or Parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing Party or Parties may be entitled. Each of the Amendment Parties waives its right to a trial by jury in any action to enforce, defend, or interpret, or otherwise concerning this Amendment.

        3.5   Except as herein expressly amended, the Loan Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

        3.6   This Amendment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by and construed under the laws of the State of California and shall inure to the benefit of and shall be binding upon the successors, heirs and assigns of the Parties.

        3.7   All references to the Loan Agreement contained in the Loan Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Loan Agreement, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

        3.8   This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        3.9   Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        3.10 The Amendment Parties hereby acknowledge and agree that the Lead Borrower's granting of the lien identified on Exhibit A attached hereto is not a material breach of a covenant for the purposes of Section 10.1.3, and no Event of Default shall be deemed to have occurred or to be continuing as a result thereof or in connection therewith.

[remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

RESTORATION HARDWARE, INC., the Lead Borrower
By:	/s/ PATRICIA MCKAY
Name:	Patricia McKay
Title:	CFO
THE MICHAELS FURNITURE COMPANY, as a Borrower
By:	/s/ PATRICIA MCKAY
Name:	Patricia McKay
Title:	Chief Financial Officer and Secretary
FLEET CAPITAL CORPORATION, a Rhode Island corporation, as Agent and as a Lender
By:	/s/ MATTHEW R. VAN STEENHUYSE
Name:	Matthew R. Van Steenhuyse
Title:	Senior Vice President
THE CIT GROUP/BUSINESS CREDIT, INC., as the Co-Administrative Agent and as a Lender
By:	/s/ ADRIAN AVALOS
Name:	Adrian Avalos
Title:	Vice President

Signature Pages to Amendment No. 4 to the Seventh Amended and
Restated Loan and Security Agreement

S-1

EXHIBIT A
SUPPLEMENT TO EXHIBIT 8.2.5

No.	Debtor Name/Address	Jurisdiction	Secured Party	File Date	File Number	Collateral Description
190.	Restoration Hardware Inc. 15 Koch Road, Suite J Corte Madera, CA 94925	N/A	NewRoads, Inc. pursuant to the Master Services Agreement dated as of July 1, 2003, by and between NewRoads, Inc. and Restoration Hardware Inc.	N/A	N/A	All products offered for sale or distribution by Lead Borrower and held from time to time by NewRoads, Inc.

S-1

QuickLinks

  Exhibit 10.38
AMENDMENT NO. 4 TO THE SEVENTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
RECITALS
ARTICLE I AMENDMENTS TO LOAN AGREEMENT
ARTICLE II CONDITIONS PRECEDENT
ARTICLE III MISCELLANEOUS
EXHIBIT A SUPPLEMENT TO EXHIBIT 8.2.5